Fees Summary	Sep. 27, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 579,000.00
Previously Paid Amount	0.00
Total Fee Amount	85.46
Total Offset Amount	0.00
Net Fee	$ 85.46
Final Prospectus	false